Supplement, dated March 28, 2000,
         to the Statement of Additional Information, dated May 1, 1999, as supplemented on December 15, 1999,
                    of Seligman Portfolios, Inc. (the "Fund")


Effective March 28, 2000, the following section is added at the bottom of page 26 of the Fund's Statement of Additional Information following the section entitled "Taxation of the Fund."


                         Calculation of Performance Data


From time to time the average annual total return and other total return data, as well as yield, of one or more of the Portfolios may be included in advertisements or information furnished to present or prospective Contract owners. Total return and yield figures are based on each Portfolio's historical performance and are not intended to indicate future performance. Average annual total return and yield are determined in accordance with formulas specified by the SEC.

The average annual total returns for each Portfolio are computed by assuming a hypothetical initial investment of $1,000 in the Portfolio, and assuming that all of the dividends and capital gain distributions paid by the Portfolio, if any, are reinvested over the relevant time period. It is then assumed that at the end of each period, the entire amount is redeemed. The average annual total return is then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

Annualized yield quotations (with respect to Seligman Bond Portfolio and Seligman High-Yield Bond Portfolio) are computed by dividing each Portfolio's net investment income per share earned during the 30-day period by the offering price per share on the last day of the period. Income is computed by totaling the dividends and interest earned on all portfolio investments during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income. The annualized yield for the 30-day period ended December 31, 1998 for Seligman Bond Portfolio and Seligman High-Yield Bond Portfolio was 5.48% and 10.81%, respectively. The average number of shares of Seligman Bond Portfolio and Seligman High-Yield Bond Portfolio was 675,183 and 2,600,820, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Yield quotations may be of limited use for comparative purposes because they do not reflect charges imposed at the Account level which, if included, would decrease the yield.

The average annual total returns for each of the Portfolios (except Seligman Cash Management Portfolio and Seligman Large-Cap Growth Portfolio, which commenced operations on May 1, 1999) for the one-, five- and ten-year periods ended December 31, 1998 (or for the period the Portfolio has been in operation) are presented below. The returns for periods of less than one year are not annualized. The average annual total return quotations may be of limited use for comparative purposes because they do not reflect charges imposed at the Account level which, if included, would decrease average annual total return.

                                                                             SEC Average Annual Returns
                                            Inception Date
                                       (if less than 10 years)    One Year          Five Years         Ten Years
  Seligman Bond Portfolio                                           8.20%              6.33%             7.43%
  Seligman Capital Portfolio                                       22.19              15.54             15.98
  Seligman Common Stock Portfolio
                                                                   24.16              18.16             16.55
  Seligman Communications
       and Information Portfolio               10/11/94            36.49                                25.67*
  Seligman Frontier Portfolio                  10/11/94            (1.46)                               17.88*
  Seligman Global Growth Portfolio              05/1/96            21.60                                12.16*
  Seligman Global Smaller
      Companies Portfolio                      10/11/94             6.58                                11.60*
  Seligman Global Technology
      Portfolio                                 05/1/96            36.80                                22.02*
  Seligman International Growth
      Portfolio                                 05/3/93            15.81               8.67             10.20*
  Seligman High-Yield Bond Portfolio
                                                05/1/95             1.02                                10.25*
  Seligman Income Portfolio                                         7.76               7.77             10.29
  Seligman Large-Cap Value Portfolio
                                                05/1/98                                                  (0.26)*
  Seligman Small-Cap Value Portfolio
                                                05/1/98                                                 (17.00)*

* Since inception.


The current yield of Seligman Cash Management Portfolio is computed by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of 1 share at the beginning of a seven-day calendar period, dividing the net change in account value by the value of the account at the beginning of the period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. Effective yield is computed by annualizing the seven-day return with all dividends reinvested in additional Portfolio shares.

The following are examples of the yield calculations for Seligman Cash Management Portfolio for the seven-day period ended December 31, 1998. Yield quotations may be of limited use for comparative purposes because they do not reflect charges imposed at the Account level which, if included, would decrease the yield.

Total dividends per share from net investment income
(seven days ended December 31, 1998)                                                            $0.000946

Annualized (365 day basis)                                                                       0.049327

Average net asset value per share                                                                1.000

Annualized historical net yield per share (seven
days ended December 31, 1998)*                                                                   4.93%

Effective yield (seven days ended December 31, 1998)**                                           5.04%

Weighted  average  life to maturity of  investments  was 60 days at December 31,
1998
______________
* This  represents the annualized  average net investment income per share for the seven days  ended  December  31,  1998.
**  Annualized average of net investment income for the same period with dividends reinvested.

From time to time, reference may be made in advertising or promotional material to performance information, including mutual fund rankings, prepared by Lipper Analytical Services, Inc., an independent reporting service which monitors the performance of mutual funds. In calculating the total return of the Portfolio's, the Lipper analysis assumes investment of all dividends and distributions paid but does not take into account applicable sales charges. Each Portfolio may also refer in advertisements in other promotional material to articles, comments, listings and columns in the financial press pertaining to the Portfolio's performance. Examples of such financial and other press publications include BARRON'S, BUSINESS WEEK, CDA/WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC.,
PENSION AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA TODAY, U.S. NEWS AND WORLD REPORT, WORTH MAGAZINE, WASHINGTON POST and YOUR MONEY.

A Portfolio's advertising or promotional material may make reference to the Portfolio's "Beta," "Standard Deviation," or "Alpha." Beta measures the volatility of the Portfolio, as compared to that of the overall market. Standard deviation measures how widely the Portfolio's performance has varied from its average performance, and is an indicator of the Portfolio's potential for volatility. Alpha measures the difference between the returns of the Portfolio and the returns of the market, adjusted for volatility.